UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
March 24, 2009
Date of Report (Date of earliest event reported)
Sovereign Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)
(617) 346-7200
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01. Change in Registrant’s Certifying Accountant.
     On March 26, 2009, Sovereign Bancorp, Inc. (the “Company”) informed Ernst & Young LLP (“E&Y”) that E&Y will be dismissed as the Company’s independent registered public accounting firm effective immediately. The decision to dismiss E&Y’s was approved by the Board of Directors of the Company (the “Board”) on March 24, 2009.
     Also on March 24, 2009, the Company engaged Deloitte & Touche LLP (“Deloitte & Touche”) as its independent registered public accounting firm for the fiscal year ending December 31, 2009. The decision to engage Deloitte & Touche was approved by the Board on March 24, 2009. Deloitte & Touche currently is the U.S. independent registered public accounting firm for Banco Santander, S.A., which owns 100% of the common equity of the Company.
     Additional information
     E&Y’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     In connection with the audits of the Company’s financial statements for each of the years ended December 31, 2008 and 2007, and in the subsequent interim period through March 17, 2009, there were (i) no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
     The Company requested E&Y furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter dated March 27, 2009 is attached as Exhibit 16.1 hereto.
     During the Company’s two most recent fiscal years and the interim period prior to the engagement of Deloitte & Touche, neither the Company nor any one acting on its behalf consulted with Deloitte & Touche regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) and the related instructions of Regulations S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP, dated March 27, 2009.

Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC

By:	/s/ Stacey V. Weikel
Name: Stacey V. Weikel
Title: Senior Vice President
Date: March 27, 2009

Exhibit Index

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP, dated March 27, 2009.